UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  September 8, 2008

ONEBEACON INSURANCE GROUP, LTD.

(Exact name of registrant as specified in its charter)

Bermuda (State or Other Jurisdiction of Incorporation)	1-33128 (Commission File Number)	98-0503315 (IRS Employer Identification Number)

601 Carlson Parkway

Minnetonka, Minnesota  55306

(Address of Principal Executive Offices) (Zip Code)

(952) 852-2431

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01       OTHER EVENTS

On September 8, 2008, T. Michael Miller, President and Chief Executive Officer of OneBeacon Insurance Group, Ltd. (the “Company”), and Paul H. McDonough, Senior Vice President and Chief Financial Officer of the Company, will participate in the Lehman Brothers Global Financial Services Conference (the “Conference”).  Slides to be presented at the Conference are furnished herewith as Exhibit 99.1.

ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits

Exhibit 99.1      OneBeacon Insurance Group, Ltd. Slides for the Lehman Brothers Global Financial Services Conference dated September 8, 2008

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONEBEACON INSURANCE GROUP, LTD.

Date: September 8, 2008

	By:	/s/ Ann Marie Andrews
Ann Marie Andrews
Chief Accounting Officer